Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CoreWeave, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nitin Agrawal, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange         Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COREWEAVE, INC.

By:	/s/ Nitin Agrawal
Name:	Nitin Agrawal
Title:	Chief Financial Officer
(Principal Financial Officer)
Date: August 12, 2025